                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:Beyond.com Corporation                            CASE NO.    02-50441
                                                                ---------------

                                                        CHAPTER 11

                                                        MONTHLY OPERATING REPORT
                                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

      MONTH ENDED: Oct-02                                PETITION DATE: 01/24/02

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). x
                                   -----------------------------

      Dollars reported in $1

                                                                        END OF CURRENT        END OF PRIOR         AS OF PETITION
2.    ASSET AND LIABILITY STRUCTURE                                         MONTH                 MONTH                FILING
                                                                        ---------------      ---------------      ---------------
      a.  Current Assets                                                    $8,954,355          $10,590,203
                                                                        ---------------      ---------------
      b.  Total Assets                                                      $9,365,355          $12,076,551
                                                                        ---------------      ---------------      ---------------
      c.  Current Liabilities                                               $6,768,051           $6,167,689
                                                                        ---------------      ---------------
      d.  Total Liabilities                                                $47,636,410          $47,036,048
                                                                        ---------------      ---------------      ---------------


                                                                                                                     CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH              CURRENT MONTH         PRIOR MONTH          (CASE TO DATE)
                                                                        -------------         -----------         ---------------
      a.  Total Receipts                                                      $687,511           $1,497,886          $15,802,526
                                                                        ---------------      ---------------      ---------------
      b.  Total Disbursements                                                 $191,405             $446,767          $16,828,418
                                                                        ---------------      ---------------      ---------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)          $496,106           $1,051,119          ($1,025,892)
                                                                        ---------------      ---------------      ---------------
      d.  Cash Balance Beginning of Month                                   $4,709,210           $3,658,091           $5,180,090
                                                                        ---------------      ---------------      ---------------
      e.  Cash Balance End of Month (c + d)                                 $5,205,316           $4,709,210           $5,205,316
                                                                        ---------------      ---------------      ---------------


                                                                                                                     CUMULATIVE
                                                                         CURRENT MONTH        PRIOR MONTH          (CASE TO DATE)
                                                                        ---------------      ---------------      ---------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                         ($603,592)           ($548,191)         ($7,973,489)
                                                                        ---------------      ---------------      ---------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                           $1,169,922           $2,153,284
                                                                        ---------------      ---------------
6.    POST-PETITION LIABILITIES                                             $6,768,051           $6,167,689
                                                                        ---------------      ---------------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                        $0                   $0
                                                                        ---------------      ---------------


AT THE END OF THIS REPORTING MONTH:                                                                 YES             NO
                                                                                                    ---             --
8.    Have any payments been made on pre-petition debt, other than payments in the normal                           X
      course to secured creditors or lessors? (if yes, attach listing including date of           ---------      ---------
      payment, amount of payment and name of payee)

9.    Have any payments been made to professionals?  (if yes, attach listing including date of                      X
      payment, amount of payment and name of payee)                                               ---------      ---------

10.   If the answer is yes to 8 or 9, were all such payments approved by the court?
                                                                                                  ---------      ---------
11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,          X
      attach listing including date of payment, amount and reason for payment, and name of payee) ---------      ---------

12.   Is the estate insured for replacement cost of assets and for general liability?                               X
                                                                                                  ---------      ---------

13.   Are a plan and disclosure statement on file?                                                   X
                                                                                                  ---------      ---------

14.   Was there any post-petition borrowing during this reporting period?                                           X
                                                                                                  ---------      ---------

15.   Check if paid: Post-petition taxes    ; U.S. Trustee Quarterly Fees   X
                                        ----                              -----


      Check if filing is current for: Post-petition tax reporting and
      tax returns:   X
                  ------

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:    11/18/2002                      /s/ John Barratt
      ----------------                  ---------------------------------------
                                        Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                         FOR THE MONTH ENDED 10/31/2002


                                                                 FROM SCHEDULES           MARKET VALUE
                                                                 --------------           ------------
      ASSETS

         CURRENT ASSETS

    1      Cash and cash equivalents - unrestricted                                                 $5,205,316
                                                                                   ----------------------------
    2      Cash and cash equivalents - restricted                                                           $0
                                                                                   ----------------------------
    3      Accounts receivable (net)                                    A                           $1,169,922
                                                                                   ----------------------------
    4      Inventory                                                    B                                   $0
                                                                                   ----------------------------
    5      Prepaid expenses                                                                            $90,007
                                                                                   ----------------------------
    6      Professional retainers                                                                           $0
                                                                                   ----------------------------
    7      Other:   Deposits                                                                          $619,349
                    ---------------------------------------                        ----------------------------
    8               Deferred Cost of Goods Sold                                                             $0
                    ---------------------------------------                        ----------------------------
                    Digital River Shares                                                            $1,869,761
                    ---------------------------------------                        ----------------------------

                                                                                   ----------------------------
    9    TOTAL CURRENT ASSETS                                                                       $8,954,355
                                                                                   ----------------------------

         PROPERTY AND EQUIPMENT (MARKET VALUE)

   10      Real property                                                C                                   $0
                                                                                   ----------------------------
   11      Machinery and equipment                                      D                             $400,000
                                                                                   ----------------------------
   12      Furniture and fixtures                                       D                                   $0
                                                                                   ----------------------------
   13      Office equipment                                             D                                   $0
                                                                                   ----------------------------
   14      Leasehold improvements                                       D                                   $0
                                                                                   ----------------------------
   15      Vehicles                                                     D                              $11,000
                                                                                   ----------------------------
   16      Other - Computer Software                                    D                                   $0
                                                                                   ----------------------------
   17                                                                   D
           ------------------------------------------------                        ----------------------------
   18                                                                   D
           ------------------------------------------------                        ----------------------------
   19                                                                   D
           ------------------------------------------------                        ----------------------------
   20                                                                   D
           ------------------------------------------------                        ----------------------------

                                                                                   ----------------------------
   21    TOTAL PROPERTY AND EQUIPMENT                                                                 $411,000
                                                                                   ----------------------------

         OTHER ASSETS

   22      Loans to shareholders                                                                            $0
                                                                                   ----------------------------
   23      Loans to affiliates                                                                              $0
                                                                                   ----------------------------
   24      Non-current deposits                                                                             $0
           ------------------------------------------------                        ----------------------------
   25
           ------------------------------------------------                        ----------------------------
   26
           ------------------------------------------------                        ----------------------------
   27
           ------------------------------------------------                        ----------------------------

                                                                                   ----------------------------
   28    TOTAL OTHER ASSETS                                                                                 $0
                                                                                   ----------------------------

                                                                                   ----------------------------
   29    TOTAL ASSETS                                                                               $9,365,355
                                                                                   ============================


NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)


      LIABILITIES FROM SCHEDULES

      POST-PETITION

         CURRENT LIABILITIES

   30      Salaries and wages                                                                               $0
                                                                                   ----------------------------
   31      Payroll taxes                                                                                    $0
                                                                                   ----------------------------
   32      Real and personal property taxes                                                                 $0
                                                                                   ----------------------------
   33      Income taxes                                                                                     $0
                                                                                   ----------------------------
   34      Sales taxes                                                                                      $0
                                                                                   ----------------------------
   35      Notes payable (short term)                                                                       $0
                                                                                   ----------------------------
   36      Accounts payable (trade)                                     A                           $5,777,555
                                                                                   ----------------------------
   37      Real property lease arrearage                                                              $201,656
                                                                                   ----------------------------
   38      Personal property lease arrearage                                                                $0
                                                                                   ----------------------------
   39      Accrued professional fees                                                                        $0
                                                                                   ----------------------------
   40      Current portion of long-term post-petition debt
           (due within 12 months)                                                                           $0
                                                                                   ----------------------------
   41      Other:   Accrued employee expenses                                                          $15,288
                    --------------------------------------------------             ----------------------------
   42      Accrued interest expense                                                                   $773,551
           -----------------------------------------------------------             ----------------------------
   43      Deferred revenue                                                                                 $0
           -----------------------------------------------------------             ----------------------------

                                                                                   ----------------------------
   44    TOTAL CURRENT LIABILITIES                                                                  $6,768,051
                                                                                   ----------------------------

                                                                                   ----------------------------
   45      Long-Term Post-Petition Debt, Net of Current Portion                                             $0
                                                                                   ----------------------------

                                                                                   ----------------------------
   46    TOTAL POST-PETITION LIABILITIES                                                            $6,768,051
                                                                                   ----------------------------

         PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

   47      Secured claims                                               F                                   $0
                                                                                   ----------------------------
   48      Priority unsecured claims                                    F                                   $0
                                                                                   ----------------------------
   49      General unsecured claims                                     F                          $40,868,359
                                                                                   ----------------------------

                                                                                   ----------------------------
   50    TOTAL PRE-PETITION LIABILITIES                                                            $40,868,359
                                                                                   ----------------------------

                                                                                   ----------------------------
   51    TOTAL LIABILITIES                                                                         $47,636,410
                                                                                   ----------------------------

      EQUITY (DEFICIT)

   52      Retained Earnings/(Deficit) at time of filing                                         ($319,081,002)
                                                                                   ----------------------------
   53      Capital Stock                                                                          $303,488,282
                                                                                   ----------------------------
   54      Additional paid-in capital                                                                       $0
                                                                                   ----------------------------
   55      Cumulative profit/(loss) since filing of case                                           ($7,973,489)
                                                                                   ----------------------------
   56      Post-petition contributions/(distributions) or (draws)                                           $0
                                                                                   ----------------------------
   57      Net unrealized gain (loss) on Investment                                                   $472,812
           ------------------------------------------------                        ----------------------------
   58      Market value adjustment                                                                ($15,177,658)
                                                                                   ----------------------------

                                                                                   ----------------------------
   59    TOTAL EQUITY (DEFICIT)                                                                   ($38,271,054)
                                                                                   ----------------------------

                                                                                   ----------------------------
   60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                     $9,365,356
                                                                                   ============================

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE


                                                       ACCOUNTS RECEIVABLE       ACCOUNTS PAYABLE           PAST DUE
                                                     [PRE AND POST PETITION]     [POST PETITION]      POST PETITION DEBT
                                                     -----------------------  ---------------------   ---------------------
RECEIVABLES AND PAYABLES AGINGS

     0 -30 Days                                                         $0              $5,777,555
                                                       --------------------   ---------------------
     31-60 Days                                                         $0
                                                       --------------------   ---------------------
     61-90 Days                                                                                                         $0
                                                       --------------------   ---------------------   ---------------------
     91+ Days                                                   $1,169,922
                                                       --------------------   ---------------------
     Total accounts receivable/payable                          $1,169,922              $5,777,555
                                                       --------------------   =====================
     Allowance for doubtful accounts                                    $0
                                                       --------------------
     Accounts receivable (net)                                  $1,169,922
                                                       ====================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD


TYPES AND AMOUNT OF INVENTORY(IES)


                                      INVENTORY(IES)
                                        BALANCE AT
                                       END OF MONTH
                                      --------------
     Retail/Restaurants -
       Product for resale
                                 ----------------------

     Distribution -
       Products for resale                          $0
                                 ----------------------

     Manufacturer -
       Raw Materials
                                 ----------------------
       Work-in-progress
                                 ----------------------
       Finished goods
                                 ----------------------

     Other - Explain
                                 ----------------------

     --------------------------

     --------------------------
     TOTAL                                          $0
                                 ======================


COST OF GOODS SOLD

Inventory Beginning of Month                                $618,416
                                                 --------------------
Add -
                                                 --------------------
  Net purchase                                              $630,614
                                                 --------------------
  Direct labor

                                                 --------------------
  Manufacturing overhead

                                                 --------------------
  Freight in

                                                 --------------------
  Other:
                                                 --------------------
Deferred COGS                                                     $0
----------------------------------------------   --------------------
Misc Charges
(i.e. fulfillment costs, credit card fees)                       $45
----------------------------------------------   --------------------

Less -
  Inventory End of Month                                          $0
                                                 --------------------
  Shrinkage (obsolete)                                      $618,416
                                                 --------------------
  Personal Use

                                                 --------------------

COST OF GOODS SOLD                                          $630,659
                                                 ====================


     METHOD OF INVENTORY CONTROL

     Do you have a functioning perpetual inventory system?
     Yes  x    No
         ---         ---

     How often do you take a complete physical inventory?

       Weekly
                       --------
       Monthly
                       --------
       Quarterly
                       --------
       Semi-annually
                       --------
       Annually        x
                       --------

Date of last physical inventory was    11/30/2001 0:00
                                    -------------------

Date of next physical inventory is
                                    -------------------


Inventory Valuation Methods

Indicate by a checkmark method of inventory used.

Valuation methods -

    FIFO cost
                              ---
    LIFO cost
                              ---
    Lower of cost or market
                              ---
    Retail method
                              ---
    Other                      x
                              ---
    Explain

Perpetual

----------------------------------------------

----------------------------------------------

----------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY


DESCRIPTION                                                                           COST                MARKET VALUE
                                                                                      ----                ------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                                      $0                      $0
                                                                              =====================   =====================


                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS


DESCRIPTION                                                                           COST                MARKET VALUE
                                                                                      ----                ------------
MACHINERY & EQUIPMENT -

     Computers, Laptops, Servers, Dataports, Routers                                   $11,436,212                $400,000
     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                             $11,436,212                $400,000
                                                                              =====================   =====================

FURNITURE & FIXTURES -

     Cubicles, Workstations, Chairs, Tables                                             $1,237,837                      $0
     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                              $1,237,837                      $0
                                                                              =====================   =====================

OFFICE EQUIPMENT -

     Phone Systems, Fax Machines                                                          $399,374                      $0
     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                                $399,374                      $0
                                                                              =====================   =====================

LEASEHOLD IMPROVEMENTS -

     Security Systems, Repairs, Sign, Electrical Services                                 $939,792                      $0
     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                                $939,792                      $0
                                                                              =====================   =====================

VEHICLES -

     Ford Van                                                                              $29,006                 $11,000
     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                                 $29,006                 $11,000
                                                                              =====================   =====================

COMPUTER SOFTWARE - OTHER -

     Sybase, Weblogic, Silknet, SAP, Verisign, Licenses                                 $4,416,137                      $0
     -----------------------------------------------------------              ---------------------   ---------------------
     Construction in Progress -
     Enterprise License Maint Agreement, SAP                                            $3,098,668                      $0
     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                              $7,514,805                      $0
                                                                              =====================   =====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                  (AS OF END OF THE CURRENT REPORTING PERIOD)


                                         0-30 DAYS      31-60 DAYS       61-90 DAYS       91+ DAYS           TOTAL
                                         ---------      ----------       ----------       --------           -----
TAXES PAYABLE
FEDERAL

       Income Tax Withholding                     $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       FICA - Employee                            $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       FICA - Employer                            $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Unemployment (FUTA)                        $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Income                                     $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Other (Attach List)                        $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
TOTAL FEDERAL TAXES                               $0              $0              $0               $0               $0
                                       --------------  --------------   -------------   --------------   --------------
STATE AND LOCAL

       Income Tax Withholding                     $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Unemployment (UT)                          $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Disability Insurance (DI)                  $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Empl. Training Tax (ETT)                   $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Sales                                      $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Excise                                     $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Real property                              $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Personal property                          $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Income                                     $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
       Other (Attach List)                        $0                                                                $0
                                       --------------  --------------   -------------   --------------   --------------
TOTAL STATE & LOCAL TAXES                         $0              $0              $0               $0               $0
                                       --------------  --------------   -------------   --------------   --------------
TOTAL TAXES                                       $0              $0              $0               $0               $0
                                       ==============  ==============   =============   ==============   ==============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                 CLAIMED                ALLOWED
                                                                            AMOUNT                AMOUNT (B)
                                                                            ------                ----------
       Secured claims  (a)                                                        $0               $0
                                                                        -------------   --------------
       Priority claims other than taxes                                           $0               $0
                                                                        -------------   --------------
       Priority tax claims                                                        $0               $0
                                                                        -------------   --------------
       General unsecured claims                                          $40,868,359      $40,868,359
                                                                        -------------   --------------

       (a)     List total amount of claims even it under secured.
                                                                        -------------   --------------


       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                         ACCOUNT 1         ACCOUNT 2         ACCOUNT 3          ACCOUNT 4
                                         ---------         ---------         ---------          ---------
Bank                                   Merrill Lynch     Merrill Lynch      ABN Amro - Euro   ABN Amro - Pound
                                       --------------    --------------     -------------     --------------
Account Type                           Checking          Checking           Checking          Checking
                                       --------------    --------------     -------------     --------------
Account No.                            881-07A44         881-07A45          004514670220           40042375
                                       --------------    --------------     -------------     --------------
Account Purpose                        Depository        Depository         Depository        Depository
                                       --------------    --------------     -------------     --------------
Balance, End of Month                        $45,615          $415,812           $50,488            $35,604
                                       --------------    --------------     -------------     --------------
Total Funds on Hand for all Accounts      $5,205,316
                                       ==============


Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                               ACCOUNT 5               ACCOUNT 6                ACCOUNT 7                    ACCOUNT 8
                               ---------               ---------                ---------                    ---------
Bank                        ABN Amro - CAD          ABN Amro - USD          Scotia Bank               Wells Fargo Concentration
                            ----------------        ----------------        ------------------        ------------------------
Account Type                Checking                Checking                Checking                  Checking
                            ----------------        ----------------        ------------------        ------------------------
Account No.                 460131877591            451046702241             800021021818                          4761063908
                            ----------------        ----------------        ------------------        ------------------------
Account Purpose             Depository              Depository              Depository                Operating
                            ----------------        ----------------        ------------------        ------------------------
Balance, End of Month               $18,221                  $5,278                   $38,045                      $4,616,489
                            ----------------        ----------------        ------------------        ------------------------


                               ACCOUNT 9              ACCOUNT 10               ACCOUNT 11                   ACCOUNT 12
                               ---------              ----------               ----------                   ----------
Bank                        Wells Fargo Payroll     Wells Fargo AP          Wells Fargo Secured       Merrill Lynch Trust Fund
                            ----------------        ----------------        ------------------        ------------------------
Account Type                Checking                Checking                Checking                  Checking
                            ----------------        ----------------        ------------------        ------------------------
Account No.                 4761063924              4174685024
                            ----------------        ----------------        ------------------        ------------------------
Account Purpose             Payroll                 Accounts Payable        Depository                Depository
                            ----------------        ----------------        ------------------        ------------------------
Balance, End of Month               ($7,174)               ($13,204)                       $0                              $0
                            ----------------        ----------------        ------------------        ------------------------


                              ACCOUNT 13
                              ----------
Bank                        Petty Cash
                            ----------------
Account Type                Cash
                            ----------------
Account No.
                            ----------------
Account Purpose             Cash
                            ----------------
Balance, End of Month                  $143
                            ----------------

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 10/31/02


                    CURRENT MONTH
-------------------------------------------------
                                                                                                         CUMULATIVE      NEXT MONTH
ACTUAL         FORECAST          VARIANCE                                                              (CASE TO DATE)     FORECAST
------         --------          --------                                                              --------------     --------
                                                      REVENUES:
                                              $0    1   Gross Sales                                               $0
-------------  ----------------  ----------------                                                     ---------------   ------------
                                              $0    2   less: Sales Returns & Allowances                          $0
-------------  ----------------  ----------------                                                     ---------------   ------------
    $623,826                $0          $623,826    3   Net Sales                                        $40,031,877             $0
-------------  ----------------  ----------------                                                     ---------------   ------------
    $630,659                           ($630,659)   4   less: Cost of Goods Sold  (Schedule 'B')         $37,668,400
-------------  ----------------  ----------------                                                     ---------------   ------------
     ($6,833)               $0           ($6,833)   5   Gross Profit                                      $2,363,477             $0
-------------  ----------------  ----------------                                                     ---------------   ------------
      $2,168                              $2,168    6   Interest                                             $48,874
-------------  ----------------  ----------------                                                     ---------------   ------------
          $0                                  $0    7   Other Income: Gain on Disposal of Business        $1,196,949
-------------  ----------------  ----------------                    --------------------------       ---------------   ------------
          $0                                  $0    8 Gain on Sale of Asset                                 $957,927
-------------  ----------------  ----------------     -----------------------------------------       ---------------   ------------
                                              $0    9                                                             $0
-------------  ----------------  ----------------     -----------------------------------------       ---------------   ------------
                                                                                                                  $0
-------------  ----------------                                                                       ---------------   ------------
     ($4,665)               $0           ($4,665)  10       TOTAL REVENUES                                $4,567,228             $0
-------------  ----------------  ----------------                                                     ---------------   ------------

                                                      EXPENSES:

     $27,350                            ($27,350)  11   Compensation to Owner(s)/Officer(s)                 $292,457
-------------  ----------------  ----------------                                                     ---------------   ------------
   ($172,740)                           $172,740   12   Salaries                                          $4,371,988
-------------  ----------------  ----------------                                                     ---------------   ------------
          $0                                  $0   13   Commissions                                         $201,319
-------------  ----------------  ----------------                                                     ---------------   ------------
     $38,300                            ($38,300)  14   Contract Labor                                      $111,557
-------------  ----------------  ----------------                                                     ---------------   ------------
          $0                                  $0   15   Rent/Lease:                                               $0
-------------  ----------------  ----------------                                                     ---------------   ------------
      $9,083                             ($9,083)  16       Real Property                                   $696,453
-------------  ----------------  ----------------                                                     ---------------   ------------
     $52,569                            ($52,569)  17   Insurance                                           $539,189
-------------  ----------------  ----------------                                                     ---------------   ------------
          $0                                  $0   18   Management Fees                                           $0
-------------  ----------------  ----------------                                                     ---------------   ------------
          $0                                  $0   19   Depreciation                                        $542,192
-------------  ----------------  ----------------                                                     ---------------   ------------
        $980                               ($980)  20   Taxes:                                              $251,268
-------------  ----------------  ----------------                                                     ---------------   ------------
          $0                                  $0   21       Real Property Taxes                              $22,720
-------------  ----------------  ----------------                                                     ---------------   ------------
          $0                                  $0   22       Other Taxes                                         $566
-------------  ----------------  ----------------                                                     ---------------   ------------
          $0                                  $0   23   Other Selling                                       $968,063
-------------  ----------------  ----------------                                                     ---------------   ------------
    $635,885                           ($635,885)  24   Other Administrative                              $3,742,833
-------------  ----------------  ----------------                                                     ---------------   ------------
          $0                                  $0   25   Interest                                            $805,761
-------------  ----------------  ----------------                                                     ---------------   ------------
          $0                                  $0   26   Other Expenses:                                     ($33,150)
-------------  ----------------  ----------------                     -------------------------       ---------------   ------------
                                              $0   27                                                             $0
-------------  ----------------  ----------------     -----------------------------------------       ---------------   ------------
                                              $0   28                                                             $0
-------------  ----------------  ----------------     -----------------------------------------       ---------------   ------------
                                              $0   29                                                             $0
-------------  ----------------  ----------------     -----------------------------------------       ---------------   ------------
                                              $0   30                                                             $0
-------------  ----------------  ----------------     -----------------------------------------       ---------------   ------------
                                              $0   31                                                             $0
-------------  ----------------  ----------------     -----------------------------------------       ---------------   ------------
                                              $0   32                                                             $0
-------------  ----------------  ----------------     -----------------------------------------       ---------------   ------------
                                              $0   33                                                             $0
-------------  ----------------  ----------------     -----------------------------------------       ---------------   ------------
                                              $0   34                                                             $0
-------------  ----------------  ----------------     -----------------------------------------       ---------------   ------------

-------------  ----------------  ----------------                                                     ---------------   ------------
    $591,427                $0         ($591,427)  35       TOTAL EXPENSES                               $12,513,217             $0
-------------  ----------------  ----------------                                                     ---------------   ------------

-------------  ----------------  ----------------                                                     ---------------   ------------
   ($596,092)               $0         ($596,092)  36 SUBTOTAL                                           ($7,945,989)            $0
-------------  ----------------  ----------------                                                     ---------------   ------------

-------------  ----------------  ----------------                                                     ---------------   ------------
                                              $0   37 REORGANIZATION ITEMS:
-------------  ----------------  ----------------                                                     ---------------   ------------
                                              $0   38   Provisions for Rejected Executory Contracts               $0
-------------  ----------------  ----------------                                                     ---------------   ------------
                                              $0   39   Interest Earned on Accumulated Cash from                  $0
-------------  ----------------  ----------------                                                     ---------------   ------------
                                                        Resulting Chp 11 Case                                     $0
                                                                                                      ---------------
                                              $0   40   Gain or (Loss) from Sale of Equipment                     $0
-------------  ----------------  ----------------                                                     ---------------   ------------
      $7,500                             ($7,500)  41   U.S. Trustee Quarterly Fees                          $27,500
-------------  ----------------  ----------------                                                     ---------------   ------------
                                              $0   42                                                             $0
-------------  ----------------  ----------------     -----------------------------------------       ---------------   ------------

-------------  ----------------  ----------------                                                     ---------------   ------------
      $7,500                $0            $7,500   43        TOTAL REORGANIZATION ITEMS                      $27,500             $0
-------------  ----------------  ----------------                                                     ---------------   ------------

-------------  ----------------  ----------------                                                     ---------------   ------------
   ($603,592)               $0         ($603,592)  44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES    ($7,973,489)            $0
-------------  ----------------  ----------------                                                     ---------------   ------------
                                              $0   45  Federal & State Income Taxes

-------------  ----------------  ----------------                                                     ---------------   ------------

-------------  ----------------                                                                       ---------------   ------------
   ($603,592)               $0         ($603,592)  46 NET PROFIT (LOSS)                                  ($7,973,489)            $0
=============  ================  ================                                                     ===============   ============


Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          FOR THE MONTH ENDED 10/31/02


                                                                                  ACTUAL                CUMULATIVE
                                                                              CURRENT MONTH           (CASE TO DATE)
                                                                              -------------           --------------
     CASH RECEIPTS

   1       Rent/Leases Collected                                                            $0              $1,166,418
                                                                            -------------------     -------------------
   2       Cash Received from Sales                                                   $684,184             $13,479,351
                                                                            -------------------     -------------------
   3       Interest Received                                                            $2,007                 $51,400
                                                                            -------------------     -------------------
   4       Borrowings                                                                       $0                      $0
                                                                            -------------------     -------------------
   5       Funds from Shareholders, Partners, or Other Insiders                             $0                      $0
                                                                            -------------------     -------------------
   6       Capital Contributions                                                            $0                      $0
                                                                            -------------------     -------------------
   7       Non AR Receipts                                                                  $0                $125,271
           -----------------------------------------------------            -------------------     -------------------
   8       Cash Collected on Behalf of Digital River                                        $0                $446,796
           -----------------------------------------------------            -------------------     -------------------
   9       Softchoice                                                                       $0                $531,970
           -----------------------------------------------------            -------------------     -------------------
  10       Cash received from the Sale of Assets                                        $1,320                  $1,320
           -----------------------------------------------------            -------------------     -------------------
  11                                                                                                                $0
           -----------------------------------------------------            -------------------     -------------------

                                                                            -------------------     -------------------
  12       TOTAL CASH RECEIPTS                                                        $687,511             $15,802,526
                                                                            -------------------     -------------------

     CASH DISBURSEMENTS

  13       Payments for Inventory                                                           $0              $7,003,765
                                                                            -------------------     -------------------
  14       Selling                                                                          $0                $202,015
                                                                            -------------------     -------------------
  15       Administrative                                                              $91,883              $1,363,164
                                                                            -------------------     -------------------
  16       Capital Expenditures                                                             $0                      $0
                                                                            -------------------     -------------------
  17       Principal Payments on Debt                                                       $0                      $0
                                                                            -------------------     -------------------
  18       Interest Paid                                                                    $0                      $0
                                                                            -------------------     -------------------
           Rent/Lease:                                                                                              $0
                                                                                                    -------------------
  19           Personal Property                                                                                    $0
                                                                            -------------------     -------------------
  20           Real Property                                                                $0              $1,808,210
                                                                            -------------------     -------------------
           Amount Paid to Owner(s)/Officer(s)                                                                       $0
                                                                                                    -------------------
  21           Salaries                                                                $27,350                $415,103
                                                                            -------------------     -------------------
  22           Draws                                                                        $0                      $0
                                                                            -------------------     -------------------
  23           Commissions/Royalties                                                        $0                      $0
                                                                            -------------------     -------------------
  24           Expense Reimbursements                                                  $24,273                $139,077
                                                                            -------------------     -------------------
  25           Other - Subcontractor Labor                                             $38,300              $1,188,300
                                                                            -------------------     -------------------
  26       Salaries/Commissions (less employee withholding)                             $6,161              $1,943,507
                                                                            -------------------     -------------------
  27       Management Fees                                                                                          $0
                                                                            -------------------     -------------------
           Taxes:                                                                                                   $0
                                                                                                    -------------------
  28           Employee Withholding                                                    $12,538              $1,196,122
                                                                            -------------------     -------------------
  29           Employer Payroll Taxes                                                     $980                $246,391
                                                                            -------------------     -------------------
  30           Real Property Taxes                                                                                  $0
                                                                            -------------------     -------------------
  31           Other Taxes                                                                  $0                 $17,511
                                                                            -------------------     -------------------
  32       Other Cash Outflows:                                                                                     $0
                                                                            -------------------     -------------------
  33           Deposits / (Deposit Refunds)                                           ($10,080)               $201,085
               -------------------------------------------------            -------------------     -------------------
  34           Prepetition payments                                                         $0                 $81,466
               -------------------------------------------------            -------------------     -------------------
  35           401k                                                                         $0                $232,064
               -------------------------------------------------            -------------------     -------------------
  36           Employee benefits                                                            $0                $467,664
               -------------------------------------------------            -------------------     -------------------
  37           Payments made to Digital River                                               $0                $322,974
               -------------------------------------------------            -------------------     -------------------

                                                                            -------------------     -------------------
  38       TOTAL CASH DISBURSEMENTS:                                                  $191,405             $16,828,418
                                                                            -------------------     -------------------

                                                                            -------------------     -------------------
  39 NET INCREASE (DECREASE) IN CASH                                                  $496,106             ($1,025,892)
                                                                            -------------------     -------------------

                                                                            -------------------     -------------------
  40 CASH BALANCE, BEGINNING OF PERIOD                                              $4,709,210              $5,180,090
                                                                            -------------------     -------------------

                                                                            -------------------     -------------------
  41 CASH BALANCE, END OF PERIOD                                                    $5,205,316              $4,154,197
                                                                            ===================     ===================